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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 27, 2000


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    1-9767                  94-2579751
  (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


   9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                           91311
   (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (818) 709-1244



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Item 5. Other Events.

        On March 27, 2000, the Company issued a press release announcing that it has signed a Letter of Intent with a well known international company for a potential sale of the business of Perceptive Scientific Instruments, LLC, the IRIS subsidiary responsible for the manufacture and marketing of the PowerGene line family of genetic analyzers. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL REMOTE IMAGING
                                          SYSTEMS, INC.



Dated: March 27, 2000                      By:  /s/ DONALD E. HORACEK
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                                              Donald E. Horacek
                                              Controller and Assistant Secretary



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                                  Exhibit Index

No.                Document
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99                 Press Release dated March 27, 2000